Exhibit 99.2

TENDER AND SUPPORT AGREEMENT

This TENDER AND SUPPORT AGREEMENT (this “Agreement”), dated as of May 23, 2022, is entered into by and among Innoviva, Inc., a Delaware corporation (“Parent”), Innoviva Merger Sub, Inc., a Delaware corporation and wholly owned Subsidiary of Parent (“Merger Sub”), and the Person listed as “Stockholder” on the signature page hereto (“Stockholder”).

WITNESSETH:

WHEREAS, simultaneously with the execution of this Agreement, Parent, Merger Sub and Entasis Therapeutics Holdings Inc., a Delaware corporation (the “Company”) have entered into that certain Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), pursuant to which, among other things, subject to the terms and conditions of the Merger Agreement, Merger Sub will commence a tender offer (as the offer may be modified pursuant to the Merger Agreement, the “Offer”) for each of the issued and outstanding Company Shares (as defined below) for $2.20 in cash per share (the “Offer Price”), and following completion of the Offer, Merger Sub will be merged with and into the Company (the “Merger”) as a result of which all of the Unaffiliated Shares (other than shares of Company Common Stock owned by the Purchaser Parties or held by the Company as treasury stock), and all rights to purchase or otherwise acquire any Company Shares, including any Company Equity Award, not tendered in the Offer will be canceled and converted into the right to receive payment as set out in the Merger Agreement, and following the Merger, the Company will thereupon become a wholly owned subsidiary of Parent;

WHEREAS, as of the date hereof, Stockholder is the Beneficial Owner (as defined below) of the Company Shares set forth on the signature page of this Agreement; and

WHEREAS, as a condition and inducement to Parent’s and Merger Sub’s willingness to enter into the Merger Agreement, Parent has requested Stockholder, and Stockholder has agreed, in its capacity as a stockholder of the Company, to accept the Offer and tender the Subject Shares in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

1.
Agreement to Tender.

1.1
Tender of Shares. Stockholder agrees to promptly (and, in any event, not later than ten (10) Business Days after commencement of the Offer with respect to Subject Shares Beneficially Owned as of the date hereof and not later than ten (10) Business Days after Stockholder acquires Beneficial Ownership of any additional Subject Shares, but in any case prior to the Expiration Date) validly tender, or cause to be validly tendered, into the Offer, pursuant to and in accordance with the terms of the Offer and Rule 14d-2 under the Exchange Act, all of the Subject Shares (free and clear of any Encumbrances or restrictions, except for  restrictions on transfer or voting as created by this Agreement or any applicable restrictions on transfer under applicable securities Laws). Notwithstanding anything in this Agreement to the contrary, nothing herein shall require Stockholder to exercise any Company Equity Award or require Stockholder to purchase any Company Shares, and nothing herein shall prohibit Stockholder from exercising any Company Option held by such Stockholder as of the date of this Agreement.

1.2
No Withdrawal. Stockholder agrees not to withdraw, and not to cause or permit to be withdrawn, any Subject Shares from the Offer unless and until (i) the Offer expires without Merger Sub having accepted for payment any Company Shares tendered in the Offer or (ii) termination of this Agreement in accordance with Section 6.2 hereof.

1.3
Conditional Obligation. Stockholder acknowledges and agrees that Merger Sub’s obligation to accept for payment Company Shares tendered into the Offer, including the Subject Shares tendered by Stockholder, is subject to the terms and conditions of the Merger Agreement and the Offer.

2.
Voting Agreement. Stockholder hereby agrees that, during the Support Period, Stockholder will not vote any Subject Shares in favor of, or consent to, and will vote against and not consent to, the approval of any (i) Acquisition Proposal, (ii) reorganization, recapitalization, dissolution, liquidation or winding-up of the Company or any other extraordinary transaction involving the Company other than the Merger, (iii) corporate action, the consummation of which would frustrate the purposes, or prevent or materially delay the consummation, of any of the transactions contemplated by the Merger Agreement or (iv) other matter relating to, or in connection with, any of the foregoing matters.  Stockholder shall use its commercially reasonable efforts to ensure that, during the Support Period, any other Person having voting power with respect to any Subject Shares will not vote any such Subject Shares in favor of or consent to, and will vote against, the approval of the matters described in clauses (i) through (iv) of the preceding sentence.

3.
Representations and Warranties of Stockholder.  Stockholder represents and warrants to Parent that:

3.1
Authorization. The execution, delivery and performance by Stockholder of this Agreement and the consummation by Stockholder of the transactions contemplated hereby are within the powers of Stockholder and, if applicable, have been duly authorized by all necessary corporate, company, partnership or other action. Assuming due authorization, execution and delivery by Parent and Merger Sub, this Agreement constitutes a legal, valid and binding agreement of Stockholder, enforceable against Stockholder in accordance with its terms, subject to the effect of any Enforceability Exceptions, to approval by the Board of this Agreement and the Merger Agreement and the transactions contemplated hereby and thereby and to the federal securities Laws.  If this Agreement is being executed in representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into and perform this Agreement.

3.2
Non-Contravention. The execution, delivery and performance by Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate the certificate of incorporation or bylaws, or other comparable charter or organizational documents, of Stockholder, if any, (ii) violate any applicable Law or (iii) conflict with or violate or require any consent, approval, notice or other action by any Person under, constitute a default (with or without notice or lapse of time or both) under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which Stockholder is entitled under, any provision of any Contract to which Stockholder is a party or by which any of Stockholder’s properties or assets are bound, including the Subject Shares, with only such exceptions, in the case of each of clauses (ii) and (iii), as would not adversely affect in any material respect the ability of Stockholder to perform its obligations hereunder or consummate the transactions contemplated hereby.

3.3
Ownership of Shares; Voting. Stockholder is, or will be, as applicable, the Beneficial Owner of the Subject Shares, free and clear of any Encumbrances and any other limitation or restriction (including any restriction on the right to vote or otherwise dispose of the Subject Shares), except for any applicable restrictions on transfer under the applicable securities Laws that would not in any event prevent Stockholder from tendering the Subject Shares in accordance with this Agreement or otherwise complying with Stockholder’s obligations under this Agreement.  Stockholder has or will have sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth herein, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Subject Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable securities Laws and the terms of this Agreement.

3.4
Total Shares. Except for the Subject Shares, Stockholder does not Beneficially Own any (i) shares of capital stock or voting securities of the Company or (ii) options, warrants or other rights to acquire, or securities convertible into or exchangeable for (in each case, whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing), any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company.

3.5
Finder’s Fees. No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Parent, Merger Sub or the Company in respect of this Agreement based upon any Contract made by or on behalf of Stockholder solely in Stockholder’s capacity as a stockholder of the Company.

3.6
No Litigation. As of the date of this Agreement, there is no suit, claim, action, investigation or other Legal Proceeding pending or, to the knowledge of Stockholder, threatened against Stockholder at law or in equity before or by any Governmental Entity that would reasonably be expected to impair the ability of Stockholder to perform Stockholder’s obligations hereunder or consummate the transactions contemplated hereby.

4.
Representations and Warranties of Parent and Merger Sub.  Parent and Merger Sub represent and warrant to Stockholder:

4.1
Corporation Authorization. The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated hereby are within the corporate powers of Parent and the corporate powers of Merger Sub and have been duly authorized by all necessary corporate action.  Assuming due authorization, execution and delivery by Stockholder, this Agreement constitutes a valid and binding agreement of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, subject to the effect of any Enforceability Exceptions.

5.
Covenants of Stockholder.  Stockholder hereby covenants and agrees that:

5.1
No Proxies for, Encumbrances on or Disposition of Shares; Transfer of Voting Rights. During the Support Period, except pursuant to the terms of this Agreement, Stockholder shall not, without the prior written consent of Parent, directly or indirectly, (a) grant any proxies, or enter into any voting trust or other Contract, with respect to the voting of any Subject Shares, (b) sell, assign, transfer, tender, encumber or otherwise dispose of, or enter into any Contract with respect to the direct or indirect sale, assignment, transfer, tender, encumbrance or other disposition of, any Subject Shares or (c) knowingly take any other action that would make any representation or warranty of Stockholder contained herein untrue or incorrect in any material respect or restrict, limit or interfere with the performance of Stockholder’s obligations hereunder or the transactions contemplated hereby or by the Merger Agreement, or seek to do or solicit any of the foregoing actions, or knowingly cause or permit any other Person to take any of the foregoing actions. Without limiting the generality of the foregoing, during the Support Period, Stockholder shall not tender, agree to tender or cause or permit to be tendered any Subject Shares into or otherwise in connection with any tender or exchange offer, except pursuant to the Offer.  Notwithstanding the foregoing, Stockholder may transfer Subject Shares to (i) if Stockholder is an individual, immediate family members or a trust for the benefit of Stockholder or any immediate family members of Stockholder, (ii) if Stockholder is a limited partnership or limited liability company, a partner, member or equity holder of Stockholder or (iii) if Stockholder is a corporation, to an Affiliate that controls, is controlled by or is under common control with Stockholder, in each case, without the prior written consent of Parent; provided that a transfer referred to in this sentence shall be permitted only if, as a precondition to such transfer, the transferee agrees in a written Contract to be bound by all of the terms of this Agreement.  During the Support Period, Stockholder shall not deposit, or permit the deposit of, any Subject Shares in a voting trust, grant any proxy in respect of any Subject Shares, or enter into any voting or similar Contract in contravention of the obligations of such Stockholder under this Agreement with respect to any of the Subject Shares.

5.2
Communications. Stockholder, and each of Stockholder’s Subsidiaries, if any, shall not, and shall use its reasonable best efforts to cause their respective officers, directors, employees or other Representatives, if any, not to, directly or indirectly, make any press release, public announcement or other public communication regarding this Agreement or the Merger Agreement or any of the transactions contemplated hereby and thereby, without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed).  Stockholder hereby (i) consents to and authorizes the publication and disclosure by Parent, Merger Sub and the Company (including in the Schedule TO, the Schedule 13E-3, the Schedule 14D-9 or any other publicly filed documents relating to the Merger, the Offer or any other transaction contemplated by the Merger Agreement) of: (a) Stockholder’s identity; (b) Stockholder’s Beneficial Ownership of the Subject Shares; and (c) the nature of Stockholder’s commitments, arrangements and understandings under this Agreement, and any other information that Parent, Merger Sub or the Company determines to be necessary in any SEC disclosure document in connection with the Offer, the Merger or any of the other transactions contemplated by the Merger Agreement and (ii) agrees as promptly as practicable to notify Parent, Merger Sub and the Company of any required corrections with respect to any written information supplied by Stockholder specifically for use in any such disclosure document. Notwithstanding the foregoing, nothing herein shall limit or affect any actions taken by Stockholder (or any affiliated officer or director of the Company) in compliance with the Merger Agreement.

5.3
Additional Shares. In the event that Stockholder acquires Beneficial Ownership of, or the power to dispose of or vote or direct the disposition or voting of, any additional Company Shares, such Company Shares shall, without further action of the parties, be subject to the provisions of this Agreement and deemed “Subject Shares”, and the number of Subject Shares set forth on the signature page hereto will be deemed amended accordingly. Stockholder shall promptly notify Parent, Merger Sub and the Company of any such event.

5.4
Waiver of Appraisal and Dissenters’ Rights and Actions. Stockholder hereby (i) waives and agrees not to exercise any rights (including under Section 262 of the DGCL) to demand appraisal of any Subject Shares or rights to dissent from the Merger which may arise with respect to the Merger and (ii) agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or other Legal Proceeding, against Parent, Merger Sub, the Company or any of their respective successors relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the making or consummation of the Offer or consummation of the Merger, including any Legal Proceeding (x) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement, (y) alleging a breach of any fiduciary duty of the Board in connection with the Merger Agreement or the transactions contemplated thereby or (z) with respect to SEC disclosure (or other disclosure to the Company stockholders) in connection with this Agreement or the Merger Agreement or the transactions contemplated hereby or thereby.

6.
Miscellaneous.

6.1
Other Definitional and Interpretative Provisions. Unless specified otherwise, in this Agreement the obligations of any party hereto consisting of more than one Person are joint and several. The words “hereof,” “herein” and “hereunder” and words of similar import used in this Agreement shall be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Sections are to Sections of this Agreement unless otherwise specified. Any singular term in this Agreement shall be deemed to include the plural, and vice versa. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. The word “or” has the inclusive meaning represented by the phrase “and/or.” “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any Contract (including the Merger Agreement) are to that Contract as amended, modified or supplemented, restated or replaced from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.

6.2
Amendments; Termination. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or in the case of a waiver, by the party against whom the waiver is to be effective. This Agreement shall terminate upon the termination or expiration of the Support Period; provided, however, that no termination of this Agreement shall relieve any party hereto from any liability for any breach of any provision of this Agreement prior to such termination.

6.3
Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

6.4
Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that Stockholder may not assign, delegate or otherwise transfer any of Stockholder’s rights or obligations under this Agreement without the prior written consent of Parent. Any assignment, delegation or transfer in violation of the foregoing shall be null and void.

6.5
Governing Law. This Agreement shall be governed by and construed in accordance with and governed by the laws of the State of Delaware, without regard to the conflicts of law rules of such State that would result in the application of any law other than the law of the State of Delaware.

6.6
Counterparts; Effectiveness. This Agreement may be executed in counterparts, including via email in “portable document format” (“.pdf”) form transmission, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Until and unless each party has received a counterpart hereof signed by the other party hereto and the Merger Agreement has become effective, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

6.7
Severability. Each party agrees that, should any court or other competent authority hold any provision of this Agreement or part of this Agreement to be null, void or unenforceable, or order any party to take any action inconsistent herewith or not to take an action consistent with the terms of, or required by, this Agreement, the validity, legality and enforceability of the remaining provisions and obligations contained or set forth in this Agreement shall not in any way be affected or impaired, unless the foregoing inconsistent action or the failure to take an action constitutes a material breach of this Agreement or makes this Agreement impossible to perform, in which case this Agreement shall terminate.  Upon such determination that any term or other provision is null, void or unenforceable, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

6.8
Specific Performance. The parties hereto agree that irreparable damage to Parent or Merger Sub would occur, damages would be incalculable and would be an insufficient remedy and no other adequate remedy would exist at law or in equity, in each case in the event that any provision of this Agreement were not performed by Stockholder in accordance with the terms hereof, and that each of Parent and Merger Sub shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically Stockholder’s performance of the terms and provisions hereof, in addition to any other remedy to which Parent or Merger Sub may be entitled at law or in equity. Stockholder hereby waives any defenses based on the adequacy of any other remedy, whether at law or in equity, that might be asserted as a bar to the remedy of specific performance of any of the terms or provisions hereof or injunctive relief in any action brought therefor by Parent or Merger Sub.

6.9
Defined Terms. For the purposes of this Agreement:

(a)
Capitalized terms used but not defined herein shall have the respective meanings set forth in the Merger Agreement.

(b)
Stockholder shall be deemed to “Beneficially Own” or to have acquired “Beneficial Ownership” of a security if Stockholder  is the “beneficial owner” with respect to such security (within the meaning of Rule 13d-3 under the Exchange Act) of such security.

(c)
“Company Shares” shall mean shares of common stock, par value $0.001 per share, of the Company.

(d)
“Subject Shares” shall mean any Company Shares that are owned, or hereafter acquired, by the Stockholder, or for which the Stockholder otherwise becomes the record or beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act), prior to the end of the Support Period.

(e)
“Support Period” shall mean the period from the date of this Agreement through the earlier of (a) the date upon which the Merger Agreement is validly terminated, (b) the occurrence of a Change in Recommendation in accordance with the Merger Agreement or (c) the Effective Time.

6.10
Action in Stockholder’s Capacity Only. Stockholder, if a director or officer of the Company, does not make any agreement or understanding herein as a director or officer of the Company.  Stockholder signs this Agreement solely in Stockholder’s capacity as a Beneficial Owner of the Subject Shares, and nothing herein shall limit or affect any actions taken in Stockholder’s capacity as an officer or director of the Company, including complying with or exercising such Stockholder’s fiduciary duties as a member of the Board.

6.11
Notices.  All notices, requests and other communications to any party under, or otherwise in connection with, this Agreement shall be in writing (in the English language) and shall be deemed to have been duly given on the date of delivery (a) if delivered in person; (b) if transmitted by electronic mail (“e-mail”) (but only if confirmation of receipt of such e-mail is requested and received; provided that each notice Party shall use reasonable best efforts to confirm receipt of any such email correspondence promptly upon receipt of such request); or (c) if transmitted by national overnight courier, in each case as addressed as follows (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 6.11.

if to Parent or Merger Sub, to:

Innoviva, Inc.
1350 Old Bayshore Highway Suite 400
Burlingame, CA 94010
Attention: Pavel Raifeld, CEO
Email: pavel.raifeld@inva.com

with a copy to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Attn: Jared Fertman
Russell Leaf
Tel: (212) 728-8670
(212) 728-8593
Email: jfertman@willkie.com; rleaf@willkie.com

if to Stockholder, to: the address for notice set forth on the signature page hereto with a copy to:

Entasis Therapeutics Holdings Inc.
35 Gatehouse Drive
Waltham, MA 02451
Attn:  Elizabeth Keiley
Tel:  (781) 870-0120
Email:  betzy.keiley@entasistx.com

with a copy to:

Covington & Burling LLP
The New York Times Building
620 Eighth Avenue
New York, NY 10018
Attn:  Jack S. Bodner
Allison B. Schiffman
Tel:  (212) 841-1079
(212) 841-1127
Email:  jbodner@cov.com
aschiffman@cov.com

6.12
Submission to Jurisdiction. THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR, IF THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR THE DELAWARE SUPREME COURT DETERMINES THAT, NOTWITHSTANDING SECTION 111 OF THE DGCL, THE COURT OF CHANCERY DOES NOT HAVE OR SHOULD NOT EXERCISE SUBJECT MATTER JURISDICTION OVER SUCH MATTER, THE SUPERIOR COURT OF THE STATE OF DELAWARE AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF DELAWARE SOLELY IN CONNECTION WITH ANY DISPUTE THAT ARISES IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS AGREEMENT, AND WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR LEGAL PROCEEDING FOR INTERPRETATION OR ENFORCEMENT OF THIS AGREEMENT OR ANY SUCH DOCUMENT THAT IT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR LEGAL PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR LEGAL PROCEEDING SHALL BE HEARD AND DETERMINED EXCLUSIVELY BY SUCH A DELAWARE STATE OR FEDERAL COURT.  THE PARTIES CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR LEGAL PROCEEDING IN THE MANNER PROVIDED IN SECTION 6.11 OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

6.13
Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT.

6.14
Rules of Construction. Each of the parties acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement and that it has executed the same with the advice of said counsel.  Each party and its counsel cooperated in the drafting and preparation of this Agreement, and any and all drafts relating thereto exchanged between the parties shall be deemed the work product of the parties and may not be construed against any party by reason of its preparation.  Accordingly, any rule of Law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted it is of no application and is expressly waived.

6.15
Waiver. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party expressly granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

6.16
No Ownership Interest. All rights, ownership and economic benefits of and relating to the Subject Shares at a given time shall remain vested in and belong to Stockholder as of such time, and Parent shall have no authority to exercise any power or authority to direct Stockholder in the voting of any of the Subject Shares, except as otherwise specifically provided herein, or in the performance of Stockholder’s duties or responsibilities as a stockholder of the Company.

6.17
Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

PARENT:

INNOVIVA, INC.

By:
Name:
Title:

MERGER SUB:

INNOVIVA MERGER SUB, INC.

By:
Name:
Title:

STOCKHOLDER:

[●]

By:
Name:
Title:

[Signature Page to Tender and Support Agreement]